                                                                    EXHIBIT 10.1

                             SECOND LEASE AMENDMENT

         This Lease Amendment ("Amendment") is made and entered into as of the 31st day of March, 1997, by and between OLG, Limited, an Ohio limited liability company ("Owner"), and O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation ("Tenant").

                              W I T N E S S E T H

         WHEREAS, Owner and Tenant as parties to a certain Lease, dated as of March 12, 1997, as amended by an Amendment to Lease, dated August 20, 1997 (the Lease as amended by the Amendment to Lease, the "Lease"), relating to certain property located at 4175 Mulhauser Road, Fairfield, Ohio 45014 ("Property"); and

         WHEREAS, the initial term of this Lease expires on March 31, 1997, and Tenant desires to exercise its option to extend the term of the Lease;

         NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The term of the Lease is hereby extended through 11:59 p.m. on July 31, 1997. The base rental rate for the period from April 1, 1997, through July 31, 1997, shall be $21,000.00 per month, payable on the first day of each month commencing on April 1, 1997.

         2. Upon the sale of the Property by Owner, Tenant shall have the option of terminating this Lease upon five (5) days notice to Owner.

         3. All of the terms of the Lease not amended hereby shall remain in full force and effect.

         The undersigned have executed this Amendment as of the date first above written.

                                    OLG, Limited

                                    By: /s/ NICHOLAS P. CARPINELLO
                                        ---------------------------------
                                            Nicholas P. Carpinello, Manager

                                    O'Gara-Hess & Eisenhardt Armoring Company

                                    By: /s/ ABRAM S. GORDON
                                        ---------------------------------
                                            Abram S. Gordon, Vice President



                                       16